                                                               Exhibit 10(i)(c)2


              FIRST MODIFICATION AND EXTENSION OF CREDIT AGREEMENT

                  This FIRST MODIFICATION AND EXTENSION OF CREDIT AGREEMENT (this "AGREEMENT") dated as of March 15, 2000 between ALEXANDER'S, INC., a Delaware corporation ("BORROWER"), and VORNADO LENDING L.L.C. (formerly known as Vornado Lending Corp.) ("LENDER").

                                R E C I T A L S:

                  WHEREAS, Lender is the current holder of that certain Promissory Note dated October 20, 1999 in the original principal amount of $50,000,000.00 made by Borrower to Lender (the "NOTE");

                  WHEREAS, the Note was made pursuant to that certain Credit Agreement between Borrower and Lender dated October 20, 1999 (hereinafter referred to as the "CREDIT AGREEMENT"), which Note evidences a loan in the original principal amount of $50,000,000.00 (the "LOAN") made by Lender to Borrower (terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement);

                  WHEREAS, the Note is secured by, inter alia, those certain unrecorded Mortgages, Assignments of Leases, Security Agreements and Fixture Filings, each dated October 20, 1999 in the original principal amount of $50,000,000.00 and given by Alexander's of Fordham Road, Inc., Seven Thirty One Limited Partnership, Alexander's of Rego Park II, Inc., Alexander's of Rego Park III, Inc., Alexander's of Third Avenue, Inc., Alexander's Department Stores of Lexington Avenue, Inc. and Alexander's Department Stores of New Jersey, Inc. to Lender (the "MORTGAGES"); and

                  WHEREAS, the parties hereto desire to amend the Credit Agreement in the manner hereinafter provided.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. The definition of "Interest Rate" appearing on page 6 of the Credit Agreement is hereby deleted in its entirety and replaced by the following definition:

                  "Interest Rate" has the meaning specified in Section 2.04(a).

         2. The definition of "Maturity Date" appearing on page 8 of the Credit Agreement is hereby deleted in its entirety and replaced by the following definition:

                  "Maturity Date" means March 15, 2002."

         3. Section 2.04(a) appearing on Page 14 of the Credit Agreement is hereby deleted in its entirety and replaced by the following new Section 2.04(a):

         "(a) Ordinary Interest. The Borrower shall pay interest on the unpaid principal amount of the Loan owing to Lender from the Closing Date, until such principal amount shall be paid in full, payable in arrears on the fifteenth day of each month (each an "Interest Payment Date") at a rate per annum (the "Interest Rate") equal to (i) prior to March 15, 2000, 14.18%, (ii) on or after March 15, 2000 but prior to March 15, 2001, 15.72% and (iii) on or after March 15, 2001, a rate per annum equal to the one-year treasury bill rate as of such date plus 9.48%.

         4. Except with respect to Sections 4.01(g) of the Credit Agreement, Borrower hereby reaffirms and makes again to Lender, as of the date hereof, all of the representations and warranties contained in the Credit Agreement and hereby further represents and warrants to Lender as follows:

                  (a) Borrower is a corporation duly organized and validly existing under the laws of the State of Delaware and has full power and authority to execute, deliver and perform its obligations under this Agreement and any other documents and instruments executed by Borrower in connection with this Agreement;

                  (b) All corporate action necessary to authorize the execution, delivery and performance of this Agreement, and any other documents and instruments executed by Borrower in connection with this Agreement, have been duly and properly taken; and

                  (c) Borrower is in good standing under the laws of the State of Delaware.

         5. Borrower hereby releases all claims, demands, and causes of action of any kind or nature against Lender which Borrower now has or may have by reason of any matter, cause or thing relating to or arising out of the Loan or the "Loan Documents" (as defined in the Credit Agreement), to the date of this Agreement.

         6. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument.

         7. Except as herein amended, the terms and provisions of the Credit Agreement shall, in all other respects, remain unmodified, are hereby ratified and reaffirmed, and shall remain in full force and effect.

         8. This Agreement shall be binding upon and shall inure to the benefit of Borrower and Lender and their respective successors and assigns. This Agreement shall be governed by the law of the State of New York. This Agreement may not be modified orally, but only by a writing executed by all of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                       VORNADO LENDING L.L.C.

                                       By:      VORNADO REALTY, L.P.,
                                                Managing Member

                                             By:  /s/ Irwin Goldberg
                                                --------------------------------
                                                  Name:  Irwin Goldberg
                                                  Title: Vice President
                                                         Chief Financial Officer

                                       ALEXANDER'S, INC.


                                       By:        /s/ Joseph Macnow
                                                --------------------------------
                                                Name:  Joseph Macnow
                                                Title: Vice President
                                                       Chief Financial Officer

STATE OF NEW JERSEY       )

                          )ss.:
COUNTY OF BERGEN          )

On August 1, 2000 before me, the undersigned, personally appeared
Irwin Goldberg personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacit(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual made such appearance before the undersigned in Saddle Brook, New Jersey.

                                            /s/ Ann Pelligra
                                          --------------------------------------
                                          Name:  Ann Pelligra
                                          Office:  Notary Public of New Jersey

(SEAL)                                    My Commission Expires Feb. 25, 2001



STATE OF NEW JERSEY        )
                           )ss.:
COUNTY OF BERGEN           )

On August 2, 2000 before me, the undersigned, personally appeared
Joseph Macnow personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacit(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual made such appearance before the undersigned in Saddle Brook, New Jersey.

                                              /s/ Deborah Anthony
                                          --------------------------------------
                                          Name:  Deborah Anthony
                                          Office: Notary Public of New Jersey
                                          My Commission Expires Feb. 6, 2001
(SEAL)